Exhibit 10.40

         THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED.

No. WA-_____                    Warrant to Purchase _______ Shares of Common
                                Stock (subject to  adjustment)



           WARRANT TO PURCHASE COMMON STOCK, PAR VALUE $0.10 PER SHARE

                                       of

                        Retail Entertainment Group, Inc.
                             Void after May 3, 2003

         This certifies that, for value received, _________(the "Holder"), is entitled, subject to the terms set forth below, to purchase from Retail Entertainment, Inc., a New Jersey corporation (the "Company"), ____________ shares of the common stock, $0.01 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form attached hereto as Annex I duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the "Exercise Price" as set forth in Section 2 below. The number, character of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution, replacement or exchange therefor as provided herein.

         This Warrant is issued in connection with the assumption by the Holder of a portion of the $2,000,000 of the Company's debt to the BSB Bank and Trust Co. The Company is issuing this warrants to issue a total of 500,000 shares to the parties who have assumed such $2,000,000.

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m., Eastern Standard Time, on May 3, 2003, and shall be void thereafter.

2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be at a price per share of Common Stock equal to $1.25.

3.  Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by compliance with the provisions of ss.3(c) below or (iv) by some combination of (i), (ii) and (iii), in each case, of the exercise price of the shares of Common Stock to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company, at its expense, shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         (c) the Warrant Holder may elect to exercise this Warrant in whole or in part by receiving the number of shares of Common Stock equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of the warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X          =       Y(A-B)
                                                A

Where:

                           X          =       the number of  shares of Common
                                              Stock to be issued to the Holder

                           Y          =       the number of shares of Common
                                              Stock to be exercised under
                                              this Warrant

                           A          =       the "current fair market value"
                                              of one share of Common Stock
                                              calculated as provided in ss.3(d)
                                              below

                           B          =       the Exercise Price as provided
                                              in ss.2 above.

         (d) Current Fair Market Value Defined. As used herein, current fair market value of Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed for the ten trading dates consisting of the specified date and the nine previous business dates. If there have been no sales on any such exchange on any such day, there shall instead be used the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the NASDAQ System, the average of the representative bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 10 days consisting of the day as of which the current fair market value of Common Stock is being determined and the 9 consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized by unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

4. No Fractional Shares of Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonable satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to not par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

7. Registration of Warrant; Securities Law Matters.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the address of the Holder. The Holder may change its address as shown on the Warrant Resister by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given mail to such Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Compliance with Securities Law. (i) The Holder of this Warrant, be acceptance hereof, acknowledges that this Warrant is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant, except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant the Holder shall, if reasonably requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

            (ii) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

         THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, TRANSFERRED, EXCHANGED OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE ACT, AND THE RULES AND REGUALTIONS PROMULGATED THEREUNDER, AND ANY OTHER APPLICABLE LAW, RULES AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, APPLICABLE STATE SECURITIES LAWS, RULES AND REGULATIONS.

8. Reservation of Stock.

         The Company covenants that during the term that this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of all or any portion of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation, as amended (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares which may be issued upon the exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges I respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9. Certificates of Adjustment; Notices

         (a) Whenever number of shares purchasable hereunder shall be adjusted or readjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of the adjustment or readjustment, the method by which such adjustment was calculated and the Minimum Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment the amount, if any, of other property that at the time would be received upon exercise of the Warrant, all after giving effect to such adjustment or readjustment. A copy of such certificate to be mailed to the Holder of this Warrant in accordance with Section 13 hereof.

         (b) In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all of substantially all of the assets of the Company to another corporation, or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purposes of such dividend, distribution or right, and stating the amount and character of such dividends, distribution or right, or
(b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified for the occurrence of any of the foregoing events.

                  (c) All such notices, advice and communications shall be deemed to have been given in the manner set forth in Section 13 hereof.

10. Amendments

         This Warrant or any term of provision hereof may not be amended without the written consent of the Company and the Holder.

11. Adjustments. The Minimum Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 Merger, Sale of Assets, etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity and by which the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this
Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consolidation shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         11.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Minimum Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

         11.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Minimum Exercise Price shall be proportionately decreased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Minimum Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         11.4. Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the Common Stock or other securities as to which purchase rights under this Warrant exist at the time shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend or other distribution, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other additional stock or other securities or property (other than cash) of the Company that the Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

         11.5. No Impairment. The company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New Jersey.

13. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed
(i) if to the Holder at _____________________, or at such other address as the Holder shall have furnished to the Company in writing, or (ii) if to the Company, to 22 Meridian Road, Eatontown, New Jersey 07724Attention: President. Such notices or communications shall be deemed given if personally delivered, on the date of delivery by hand or by messenger, or three (3) days after mailing if send by mail as set forth herein.

14. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Holder upon any breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of the Holder of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to the Holder shall be cumulative and not alternative.

15. Severablility. If any provision of this Warrant is held to be unenforceable under applicable law, then such provision shall be excluded and shall be enforceable in accordance with its terms. A court of competent jurisdiction, in its discretion, may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

16. Pronouns. All pronouns and any variations thereof refer to the masculine, feminine, or neuter, singular, or plural, as the identity of the person or persons may require.

         Executed effective on this ________ day of ___________1998

Retail Entertainment Group, Inc.

By:______________________

Name:____________________

Title: ____________________

                                     ANNEX 1
                               NOTICE OF EXERCISE

To:  RETAIL ENTERTAINMENT GROUP, INC.

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RETAIL ENTERTAINMENT GROUP, INC., a New Jersey corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, unless the Holder elects to exercise such Warrant in accordance with Section 3(c) thereof in lieu of making a cash payment therefor.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3). The undersigned Holder elects to pay the aggregate exercise price for such Shares (the "Exercise Shares") in the following manner (check and complete if applicable):

                                                       Method                                        Check if
                                                                                                     Applicable

         (a)      by  lawful  money   of  the  United  States  or  the  enclosed
                  certified  check  or  postal or express money order payable in
                  United  States  dollars  to  the  order  of the company in the amount of $________;

                                                                                                     ---------------

         (b) by wire transfer of United States funds to the account of the Company in the amount of $_______, which transfer has been made before or simultaneously with the delivery of this Exercise Form pursuant to the instructions of the Company

                                                                                                     ---------------


         (c) receive Warrant Shares equal to the value of the warrant calculated in accordance with Section 3(c) of the Warrant of the Company. or

                                                                                                     ---------------

         (e)      the combination of the foregoing indicated above                                   ---------------

         (4). Please issue a stock certificate or certificates representing the appropriate number of Warrant Shares in the name of the undersigned or in such other names as is specified below:


Name:             ___________________________________
Address: ____________________________________________

                  -----------------------------------
Tax Identification No.:______________________________

HOLDER:  ____________________________________________

By:               ___________________________________
Its:              ___________________________________
Date:             ___________________________________

Note: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever.